UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2020 (November 9, 2020)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZ	New York Stock Exchange	*
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On October 29, 2020, Hertz Global Holdings, Inc. ("Hertz Global") received notification from the New York Stock Exchange ("NYSE") that Hertz Global's common stock is no longer suitable for listing on the NYSE and that the NYSE suspended trading in Hertz Global's common stock after the market close on October 29, 2020. On October 30, 2020, the NYSE applied to the Securities and Exchange Commission pursuant to Form 25 to remove the common stock of Hertz Global from listing and registration on the NYSE at the opening of business on November 10, 2020. Upon deregistration of Hertz Global's common stock under Section 12(b) of the Exchange Act, Hertz Global's common stock will remain registered under Section 12(g) of the Exchange Act. As a result of the suspension and expected delisting, Hertz Global's common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

 ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2020, Hertz Global Holdings, Inc. and The Hertz Corporation (collectively, “Hertz” or the “Company”) issued a press release announcing the Company’s third quarter 2020 financial results. A copy of the press release is attached as exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 - Press Release of Hertz Global Holdings, Inc. and The Hertz Corporation dated November 9, 2020.
Exhibit 101.1 - Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
Exhibit 104.1 - Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ KENNY CHEUNG
Name:	Kenny Cheung
Title:	Executive Vice President and Chief Financial Officer
Date:  November 9, 2020